UNANIMOUS WRITTEN CONSENT
IN LIEU OF A SPECIAL MEETING
OF THE BOARD OF DIRECTORS
OF
VISIUM TECHNOLOGIES, INC.

(a Florida corporation)

The undersigned, constituting all of the members of the Board of Directors (the "Board") of Visium Technologies, Inc., a Florida corporation (the "Company"), acting by unanimous written consent in lieu of a special meeting pursuant to Section 607.0821 of the Florida Business Corporation Act and the Bylaws of the Company, hereby adopt the following recitals and resolutions, which shall have the same force and effect as if duly adopted at a meeting of the Board duly called and held.

RECITALS

WHEREAS, the Company has received an instruction memorandum dated April 27, 2026 (the "PTSG Memorandum") from PT Smart Green Technology Pte Ltd, a Singapore private limited company ("PTSG"), acting through Dr. Niclas Adler, directing the Company to design and execute a corporate structure centered upon the formation of a wholly owned Delaware C-Corporation subsidiary to serve as a strategic acquisition and capital-markets vehicle;

WHEREAS, the Board has reviewed the PTSG Memorandum and considered, in the exercise of its independent business judgment and consistent with the directors' fiduciary duties owed to the Company and its shareholders, the strategic, operational, financial, tax, and capital-markets benefits of forming a wholly owned Delaware subsidiary to advance the Company's consolidation strategy across the agentic AI, cybersecurity, and alternative energy technology sectors;

WHEREAS, the Board has determined that the formation of such subsidiary is in the best interests of the Company and its shareholders and will (i) facilitate the Company's pipeline of strategic mergers, acquisitions, and joint ventures, (ii) enable bankruptcy-remote and liability-segregated execution of acquisitions, (iii) preserve flexibility for future financing transactions, including private placements, public offerings, spin-offs, and direct listings, and (iv) provide an efficient vehicle for inclusion in the Company's consolidated financial statements and federal income tax return;

WHEREAS, the Board has further determined that adoption of corporate separateness protocols, arm's-length intercompany dealings, and full SEC disclosure compliance are essential to preserving the limited liability of the Company and to mitigating any alter-ego, veil-piercing, or related-party-transaction exposure;

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WHEREAS, the Board now desires to authorize and direct the officers of the Company to take all actions necessary or advisable to form the subsidiary, capitalize it, equip it with appropriate governance instruments, and integrate it into the Company's public-company reporting framework;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby adopts the following resolutions:

1. Formation of PTNA Acquisition Corp.

RESOLVED, that the Company hereby authorizes the formation of a wholly owned subsidiary as a Delaware C-Corporation under the General Corporation Law of the State of Delaware (the "DGCL"), to be named "PTNA Acquisition Corp." (the "Subsidiary"), and that the officers of the Company are hereby authorized and directed to cause the Subsidiary to be formed and organized as expeditiously as practicable, and in any event no later than fourteen (14) business days from the date hereof; and be it further

2. Name Reservation.

RESOLVED, that the officers of the Company are hereby authorized and directed to reserve the name "PTNA Acquisition Corp." with the Delaware Secretary of State for the statutory one-hundred-twenty (120) day period pursuant to Section 102(a)(1) of the DGCL, and to perform a reasonable trademark and corporate-name availability search to confirm the absence of conflicting marks that could impair future trademark protection or any potential NASDAQ or OTC uplisting; and be it further

3. Registered Agent and Office.

RESOLVED, that the officers of the Company are hereby authorized and directed to engage a professional commercial registered agent qualified to act in the State of Delaware, maintaining a physical street address (and not a virtual office) within Delaware, to serve as the Subsidiary's registered agent and registered office in satisfaction of Sections 102(a)(2) and 132 of the DGCL; and be it further

4. Certificate of Incorporation; Authorized Capital.

RESOLVED, that the officers of the Company are hereby authorized and directed to prepare, execute, and cause to be filed with the Delaware Secretary of State a Certificate of Incorporation for the Subsidiary (the "Certificate") substantially containing the following provisions:

- **(a)** a broad purpose clause authorizing the Subsidiary "to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware";
- **(b)** authorized capital stock consisting of (i) 10,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and (ii) 5,000,000 shares of "blank-check" preferred stock, par value $0.0001 per share, with full delegation to the Subsidiary's board of directors, pursuant to Section 151(g) of the DGCL, of all authority to fix by resolution the designations, powers, preferences, rights, qualifications, limitations, and restrictions of any series thereof in connection with future strategic issuances, including for M&A, venture financings, and public-market transactions;

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(c) authorization for a single-director board pursuant to Section 141(b) of the DGCL, with the express ability to expand the board and to establish special committees (including conflicts and audit committees) to address related-party or interested-director transactions;

(d) indemnification and exculpation provisions to the fullest extent permitted by Sections 102(b)(7) and 145 of the DGCL;

(e) no supermajority voting, classified-board, or other restrictive provisions that could impede the rapid execution of acquisitions, financings, recapitalizations, or other strategic transactions; and

(f) such other customary provisions consistent with industry-standard Delaware C-Corporation acquisition vehicles;

FURTHER RESOLVED, that the officers of the Company are authorized and directed to file the Certificate via the Delaware Division of Corporations electronic filing portal on an expedited basis; and be it further

5. Initial Directors and Officers of the Subsidiary.

RESOLVED, that promptly upon the filing of the Certificate, the Company, as sole incorporator and sole stockholder of the Subsidiary, shall designate the Subsidiary's initial board of directors and officers; and that the Board hereby acknowledges that, while members of the Subsidiary's board and officer cadre may overlap with those of the Company, each such individual shall owe formally distinct fiduciary duties to the Subsidiary, and the minutes and unanimous written consents of the Subsidiary shall expressly affirm such separateness so as to preclude any alter-ego or veil-piercing exposure; and be it further

6. Issuance of Subsidiary Common Stock to the Company.

RESOLVED, that the Company hereby authorizes the issuance to the Company by the Subsidiary of one hundred percent (100%) of the Subsidiary's issued and outstanding voting common stock, in such number of shares as determined by the officers of the Company in consultation with counsel, in exchange for an aggregate initial capital contribution by the Company to the Subsidiary of not less than Ten Thousand U.S. Dollars (US$10,000), payable in cash, by intercompany note, or in such other form as may be documented in the capitalization agreement contemplated below; and be it further

7. Bylaws.

RESOLVED, that the officers of the Company are hereby authorized and directed to cause the Subsidiary, within thirty (30) days following its formation, to adopt acquisition-optimized bylaws containing, among other provisions, (i) advance-notice requirements for stockholder business and director nominations, (ii) mandatory indemnification of directors and officers to the fullest extent permitted by Delaware law, (iii) a directive requiring the Subsidiary to maintain customary directors' and officers' liability insurance, (iv) provisions facilitating action by written consent of stockholders, and (v) such other provisions as counsel may recommend; and be it further

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8. Organizational Action; Tax and Banking Matters.

RESOLVED, that the officers of the Company are hereby authorized and directed to cause the Subsidiary, by organizational meeting or unanimous written consent in lieu thereof, to: (i) elect its initial directors and officers; (ii) ratify and approve the formation of the Subsidiary and all actions taken by the incorporator; (iii) approve and authorize the issuance of the Common Stock to the Company as contemplated by these resolutions; (iv) authorize the opening of one or more dedicated bank accounts in the name of the Subsidiary, separate and apart from the accounts of the Company, and the maintenance of separate books and records; (v) cause the Subsidiary to apply for and obtain a Federal Employer Identification Number (EIN) from the Internal Revenue Service; (vi) make all necessary tax elections, including any election or filing required to permit the Subsidiary to be included in the Company's consolidated U.S. federal income tax return pursuant to Sections 1501–1504 of the Internal Revenue Code; and (vii) take all such other actions as counsel deems necessary or advisable to complete the Subsidiary's organizational formalities; and be it further

9. Intercompany Agreements; Corporate Separateness.

RESOLVED, that the officers of the Company are hereby authorized and directed to negotiate, execute, and deliver, on behalf of the Company and on behalf of the Subsidiary, one or more intercompany agreements, including without limitation (i) an intercompany services agreement, (ii) a tax-sharing agreement, and (iii) a capitalization agreement, in each case on arm's-length terms and consistent with full ASC 810 consolidation, and to adopt and observe an intercompany governance protocol designed to ensure that all intercompany dealings are conducted on a documented, arm's-length basis; and be it further

10. SEC Disclosure and Public-Company Integration.

RESOLVED, that the officers of the Company, in consultation with the Company's outside disclosure counsel and independent registered public accounting firm, are hereby authorized and directed to: (i) prepare and cause to be filed with the U.S. Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (under Items 1.01, 2.01, and/or 8.01, as applicable) disclosing the formation of the Subsidiary, the wholly owned subsidiary structure, and the strategic purpose thereof in connection with the Company's collaboration with PTSG and Adler Capital Markets and contemplated capital-markets activities; (ii) ensure that the Subsidiary is fully consolidated in all subsequent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K filed by the Company; and (iii) implement and maintain disclosure controls and procedures, including related-party transaction controls and Item 404 of Regulation S-K compliance, sufficient to satisfy SEC Staff scrutiny and to withstand any potential shareholder or derivative challenge; and be it further

11. Ongoing Maintenance and Strategic Flexibility.

RESOLVED, that the officers of the Company are hereby authorized and directed to cause the Subsidiary to maintain at all times (i) timely payment of Delaware annual franchise taxes and filing of annual reports, (ii) separate corporate records evidencing economic substance and corporate separateness, including

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separate bank accounts, separate financial statements, separate stationery, and separate minute books, and (iii) operational and corporate readiness to be utilized, in the discretion of the Board, as a public spin-off vehicle, direct-listing candidate, or standalone financing platform; and be it further

12. Delivery of Documentation.

RESOLVED, that the officers of the Company are hereby authorized and directed to furnish PTSG, within five (5) business days of the Subsidiary's formation, with (i) fully executed copies of these resolutions, the filed Certificate of Incorporation, the adopted Bylaws, the initial stock ledger, and the executed intercompany agreements, and (ii) a written certification of compliance with the PTSG Memorandum, in each case subject to applicable confidentiality, attorney-client privilege, and securities-law constraints; and be it further

13. Reservation of Independent Business Judgment.

RESOLVED, that, notwithstanding the receipt of the PTSG Memorandum, the Board affirms that it has adopted these resolutions in the exercise of its own independent business judgment and consistent with the fiduciary duties owed to the Company and its shareholders, and that nothing herein shall be construed as a delegation, abdication, or transfer of the Board's fiduciary authority to PTSG or any other person; and be it further

14. Omnibus Authorization.

RESOLVED, that each of the officers of the Company (each, an "Authorized Officer") be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company, to take or cause to be taken any and all such further actions, to negotiate, execute, deliver, file, and perform any and all such agreements, certificates, instruments, and documents (including, without limitation, the Certificate of Incorporation, bylaws, intercompany agreements, banking resolutions, EIN applications, registered-agent engagement letters, Form 8-K filings, and any other filings with the SEC, the State of Delaware, the State of Florida, or the Internal Revenue Service), and to pay or cause to be paid all such fees and expenses, as such Authorized Officer may deem necessary, advisable, or appropriate to carry out the intent and purposes of the foregoing resolutions, the taking of any such action and the execution and delivery of any such agreement, certificate, instrument, or document being conclusive evidence of such Authorized Officer's authority hereunder and the Board's approval thereof; and be it further

15. Ratification.

RESOLVED, that any and all actions heretofore taken by any director or officer of the Company in connection with the matters contemplated by the foregoing resolutions are hereby ratified, confirmed, and approved in all respects as the act and deed of the Company; and be it further

16. Counterparts; Effective Date.

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RESOLVED, that this Unanimous Written Consent may be executed in any number of counterparts, each of which when so executed and delivered (including by electronic transmission, PDF, or DocuSign or comparable electronic signature platform) shall be deemed an original, and all of which together shall constitute one and the same instrument, and shall be effective as of the latest date set forth opposite the signatures below.

IN WITNESS WHEREOF, the undersigned, constituting all of the members of the Board of Directors of Visium Technologies, Inc., have executed this Unanimous Written Consent as of the date(s) set forth opposite their respective signatures below.

Paul Taylor

Paul Taylor

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Paul R. Taylor
Chairman, Director and Chief Executive Officer

Date: 2026-04-27

Mark Lucky

Mark Lucky

____

Mark Lucky
Director and Chief Financial Officer

Date: 2026-04-27

Cheddi Rai

Cheddi Rai

____

Cheddi Rai
Director, Chief Technology Officer and Chief Operating Officer

Date: 2026-04-27

[End of Unanimous Written Consent]